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                                  EXHIBIT 10.3



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                                 UNION AGREEMENT

         AGREEMENT entered into this 5th day of December 1994, as of October 1, 1994, between KREISLER INDUSTRIAL CORPORATION, A Division of KREISLER MANUFACTURING CORPORATION, for the plant located at 180 Van Riper Avenue, Elmwood Park, State of New Jersey, hereinafter known as the "Employer" and LOCAL 377, RWDSU, affiliated with AFL-CIO, located 29-27 41st Avenue, Long Island City, NY, 11101, hereinafter known as the "Union," and on behalf of said Union and on behalf of the covered employees of the Union now employed and hereafter to be employed by the Company at its Elmwood Park, New Jersey plant.

                                    PREAMBLE

         PART I: WHEREAS, the parties hereto have mutually agreed on the terms and conditions governing employment of employees in the bargaining unit, the parties agree to perform in good faith all the provisions of this Agreement and avoid work interruptions during the term thereof.

         NOW THEREFORE, it is agreed:

         PART II: Except as delegated, modified or abridged by this Agreement, all rights, powers and authorities management had prior to this execution of this Agreement remain and reside in management. The listing of specific rights, hereafter in this agreement is not intended to be, nor shall be considered, restrictive of, or a waiver of any rights of management not listed and not specifically surrendered herein, whether or not such rights have been exercised by the Company in the past. Included in the rights of management, but not limited thereto, is the right of the Company to manage the plant; to direct the working force; to determine the working force; to plan, direct or control operations; to determine the work to be done in the plant; to determine the products to be manufactured in the plant; to transfer or discharge employees; to maintain efficiency of production and/or operations; to introduce new or improved methods, to introduce new equipment; to decide the nature of equipment or machinery to be used in the plant and the manning of the same; to automate; to determine the methods and processes of manufacturing or operations; to sub-contract for such work or service as the Company deems necessary; to schedule production, to determine the methods of training employees; to determine all matters concerned with the designing and engineering of products; to determine the control of raw materials; to determine the methods of material handling and shipping; to move or transfer any equipment, operation, processes, methods or products that the Company determines is required.

                                    ARTICLE I

         Section 1. The Employer recognizes LOCAL 377, RWDSU, affiliated with AFL-CIO, as the sole collective bargaining agent for all of its leadmen, production, inspection, shipping, maintenance and machine shop employees. Excluding all non-production employees, e.g. engineering, professional, administrative, designing, sample-making, clerical (a term including clerks, material control clerks, and any other factory office clerical positions), foremen, assistant foremen, and all supervisory employees who have the authority to hire, promote, discharge,

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discipline or otherwise affect changes in the status of employees or who may effectively recommend such action.

         Section 2. Part-time employees may perform bargaining unit work, All part-time employees who normally work twenty-five (25) hours or more in their normal work week must make application to join the Union and must pay Union dues as provided in Article II. A part-time employee working less than twenty-five
(25) hours a week shall not be covered by this Agreement and shall not be entitled to the benefits hereunder, with the exception of the wage rate provided in Schedule I, annexed hereto.

                                   ARTICLE II

                       UNION MEMBERSHIP AND DUES DEDUCTION

         Section 1. All employees covered by this agreement shall be or become members of the Union on or after the thirtieth calendar day following the date of this Agreement or the date of their employment, whichever is later, in accordance with Article VII, "Seniority," Section "1" and all such employees shall thereafter maintain their union membership in good standing with respect to union membership dues and initiation fees for the duration of this agreement as a condition of their continued employment.

         Section 2. (a) The Employer agrees to deduct from the wages earned during the 2nd or 3rd week of each month or from the last wages of an employee leaving the employ of the company, monthly union dues for each employee who has given the company proper written authorization to make a deduction.

                  (b) The Employer agrees to deduct the union initiation fee from the wages of any employee who becomes a member of the Union provided written authorization to do so is given by the employee to the company.

         Section 3. All monies deducted by the Employer shall be paid to the Union on or before the 15th day of the month following that for which deductions are made.

         Section 4. In the event there is a dispute between the Company and the Union or any member thereof with respect to dues deduction, such dispute shall be resolved in accordance with the "Grievance Procedure" herein set forth.

                                   ARTICLE III

                                  HOURS OF WORK

         Section 1. Eight (8) hours per day, five (5) days per week, and forty
(40) hours per week shall normally constitute the work week. However, this may be increased or decreased by the Company, as herein set forth after discussion with the Union representatives, when in the Company's opinion, it is necessary to do so in order to maintain an efficient operation.

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         Section 2. (a) The number of shifts and the starting time and the hours of work per day or per week in each shift shall be fixed from time to time solely by the Employer after discussion with the Union with respect thereto, and hours per day or per week so fixed shall be considered as the normal hours of work per day or per week. However, no reduction of the work week by more than one (1) hour per day or, in the alternative, to less than four (4) days per week, shall be made without the mutual consent of the Company and the Union. Furthermore, there shall be no reduction of the work week until all part time employees have been laid off and while there are employees with less than eighteen (18) months seniority working in the plant, unless agreed to by the Company and the Union.

                  (b) However, not withstanding, the above provisions of Section 2(a), a temporary reduction of the work week may be made by the Company when, in its opinion, it is necessary to do so because of special or unusual circumstances, such as inventory periods or lay-offs, of less than one week.

         Section 3. The Employer shall have the right to employ part-time employees and the hours per day or per week at which the part-time employee is employed shall be considered as the normal hours of work per day or per week of the said employee.

         Section 4. For the purpose of computing the pay of employees, the work week shall begin at the starting time of the shift which starts immediately prior to or following midnight Sunday, and shall end at the same time before or after midnight of the following Sunday.

         Section 5. Employees shall receive three (3) minutes wash-up time before lunch and three (3) minutes wash-up time before quitting time. Those jobs where actual wash-up exceeds said amount, such employees shall receive additional wash-up time as agreed upon between the Employer and the Union.

         Section 6. The Employer agrees that overtime work will be distributed fairly and as equally as possible among the permanent employees within the respective classifications and departments provided the individual employee has the necessary qualifications and the ability to perform the required overtime work, irrespective of the shift in which such individual employees work. With respect to "grievances" under this paragraph, in the event of proven unfair assignment, the redress shall be limited to the granting of opportunity for the next available overtime assignment for which the employee is qualified.

         Section 7. (a) In the event that an employee reports for work on their regular shift without having been previously notified not to report to work, they shall be given a minimum of four (4) hours work; or, if no work is available, they shall be given four (4) hours pay, except where such notification is not given by reason of circumstances wholly beyond the control of the Employer.

                  (b) In the event that the plant will be closed because of reasons beyond the control of the Company, the Employer agrees, whenever possible, to notify the employees of such closing approximately two (2) hours before the beginning of the shift or shifts affected through the use of local telephone answering service which the employee must call. Such notification shall be

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deemed compliance with the requirement of notification set forth in Section 7
(a) above and the Company shall have no liability to provide any hours of work or pay as heretofore provided in this section.

                  (c) The Company shall have no liability to provide any guaranteed work or pay as heretofore required in Section 7 (a) in the event the lack of work is caused by f ire, flood, power or boiler failure, labor dispute, acts of God, or circumstances beyond the control of the Employer.

                                   ARTICLE IV

                                   RATE OF PAY

         Section 1. The Employer agrees to grant an increase of $0.25 per hour effective 5 December 1994, to all regular employees, members of the bargaining unit in its employ and on the payroll as of 5 December 1994; and an additional increase of $0.25 per hour effective 1 October 1995, to all Union employees in its employ and on the payroll on 1 October 1995; and an additional increase of $0.25 per hour effective on 1 October 1996, to all Union employees in its employ and on the payroll on 1 October 1996.

         Section 2. (a) All occupations are classified into seven (7) labor grades, the rates of these classifications will remain in effect as listed on
Schedule I, annexed hereto.

                  (b) New employees shall be hired at not less than the minimum rates specified in Schedule I for their respective labor grade and will receive an automatic increase every four (4) months until they reach the maximum of the labor grade as shown in Schedule I.

                  (c) An employee to be eligible for an increase must have worked at least 75% of the schedule working days for the six month period immediately preceding the date of the automatic increase. In the event the employee does not meet this requirement due to a leave of absence or lay-off, the due date of the automatic increase will be advanced by the total number of scheduled work days absent.

                  (d) For the purpose of arriving at the date on which the first automatic increase is due, an employee hired during the first three days of the work week shall be considered to have been hired on the first day of the work week; and an employee hired during the last two days of the work week shall be considered to have been hired on the first day of the following week. For the purpose of arriving at the date of subsequent automatic increases, the last automatic or merit increase granted will be used to determine the date of eligibility and according to the day of the week on which this falls, the guide outlined in the previous sentence will be used.


                  (e) The Union will be furnished with the job title and labor grade of all Union employees. Any question regarding an individuals job title will be resolved between the individual and the foreman. If it is not resolved on this level, it will then follow the Grievance Procedure.

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                  (f) An employee assigned to perform more than one job will be in the higher classification provided they are required to spend at least 40% of their time in such classification.

                  (g) An employee who is given a new job shall be given instruction and training on any higher classification, and while receiving such training in the higher classification shall be given the going rate for that classification. Senior person to be given first choice in any promotion provided they are qualified to do the job.

                  (h) When a new job is created, the Union will be immediately informed regarding the job title and the starting rate.

                  (i) In the event the content of the job changes over a period of time and the hiring rate is changed, the change shall become effective on the date the Company and the Union agree the job content has been changed sufficiently to warrant a change in rate.

                  (j) No changes shall be made in the minimum or maximum hiring rate of the labor grades during the term of this agreement. This does not limit nor prohibit the Company form hiring individual employees at a higher rate than the minimum, if, in the Company's opinion, it feels it is necessary in order to secure qualified personnel.

                  (k) The Union agrees not to interfere with the work assignment of any employees but will seek redress through proper channels.

         Section 3. (a) An employee who works on the second shift shall receive a 10% night shift premium on the base rate for working this shift.

                  (b) An employee who works on the third shift shall receive a 15% night shift premium on the base rate for working this shift.

         Section 4. Any work performed in excess of eight (8) hours per day shall constitute overtime and shall be paid for at time and one half the regular straight time rate. Work performed by the second shift shall be construed as being worked in the day in which the immediately preceding first shift worked even though the hours of the later shift run into the calendar Saturdays, Sundays, or Holidays. Work performed on Saturday shall be paid for at time and one half the regular straight time rate. work performed on Sunday and/or Legal Holidays enumerated herein shall be paid for at double the regular straight time rates.

         Section 5. Should the Employer move the factory outside the Elmwood Park area, where transportation creates a hardship upon the employees, any employee deciding to terminate his employment after the Employer had given formal notice of its intention to move, would receive as severance whatever vacation pay he had accumulated on a pro-rated basis.

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                                    ARTICLE V

                                   HOLIDAY PAY

         Section 1.     The following shall be  deemed  legal  Holidays:

         New ' Year's  Eve                         Labor Day
         New Year's  Day                           Election Day
         Washington's Birthday                     Thanksgiving Day
         Friday Before Easter                      Friday After Thanksgiving
         Memorial Day                              Christmas Eve
         Fourth of  July                           Christmas Day

         Section 2. (a) Union members shall be paid for the above holidays on which no work shall have been performed at their regular straight time hourly rates, for their normal work day or fraction thereof, where indicated, provided, however, that the employee is on the payroll and actually worked the full working day preceding and the first full working day following such holiday. Employees who are absent may qualify for such pay upon presentation of valid reason for absence from work, such as a doctor's note for illness. Determination of qualification shall be at the Employer's discretion.

                  (b) Union members to be notified in advance of a close down by the Company two (2) days before a said holiday.

         Section 3. Union members who are on leave of absence or on lay-off on any of the aforementioned holidays are not entitled to receive pay for said holiday, except that an employee who is laid off due to lack of work or is recalled from lay-off shall be entitled to receive pay for any of the aforementioned holidays which fall within)the week during which the employee is laid off or recalled.

                                   ARTICLE VI

                                  VACATION PAY

         Section 1. (a) Vacation pay shall be computed at 2% of the employee's earnings for the fiscal year ending at July 1st, provided however, that he shall have worked for at least three (3) months during the aforesaid year. In the event that an employee shall have worked at least forty-three (43) weeks in the year, the minimum vacation pay shall be forty (40) hours at his base rate.

                  (b) In addition, an employee who was hired three (3) years prior to June 30th, of the vacation year, will receive an additional amount equal to the amount computed in paragraph (a) above, but not less than forty
(40) hours pay at his base rate in effect at July lst.


                  (c) An employee hired five (5) years or more prior to June 30th of the vacation year will receive a third week's vacation pay computed as in paragraph (a) above.

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                  (d) An employee hired fifteen (15) years or more prior to June
30th of the vacation year will receive a fourth weeks's vacation pay computed as in paragraph (a) above.

                  (e) An employee terminated for just cause within six (6) months of a vacation year will not be paid any vacation (See Article XI, Section 4).

         Section 2. Employees who have been continuously employed by the Company for three (3) months or more and who are on layoff as of July 1st of any calendar year, shall receive a prorata vacation pay based upon the time actually worked in the fiscal year ending July 1st, which payment shall. be made to the employees at the normal vacation time.

         Section 3. Vacation shall be scheduled at the convenience of the Employer sometime during June, July or August. Vacation pay shall be distributed in advance. Employees entitled to three or four weeks vacation pay may take their 3rd and/or 4th week of vacation at any time during the calendar year provided, however, such scheduling shall be done at the discretion of management in order not to interfere with the efficient operation of the plant. If two employees select the same vacation time and if management is willing to permit only one employee to take vacation at that time seniority shall prevail. Vacation shut-down dates will be posted on the bulletin board by June 15th of each year.

                                   ARTICLE VII

                                    SENIORITY

         Section 1. (a) An employee hired on or after the date of this agreement shall be a probationary employee until they have been employed for thirty (30) calendar days. During their probationary period, they shall be entitled to no seniority and the discharge of a probationary employee during such period shall not constitute a cause for grievance. Not more than five (5) working days absence for any reason shall be credited for the purpose of computing the probationary period while absent. At the end of their probationary period, or on any rehiring, the date of their most recent hiring shall become their seniority date. For purposes of seniority, this paragraph shall apply to an employee who quits or is discharged or otherwise loses their seniority and is subsequently rehired.

                  (b) The Employer shall have the right to extend the probationary period of any employee for thirty (30) calendar days with the agreement of the Union Chairperson.


         Section 2. (a) Employees working less than eight (8) hours per day, forty (40) hours per week regardless of their seniority, will be the first to be laid off when reduction of force occurs.

                  (b) In case of lay-off, seniority shall be on a plantwide basis, irrespective of shift, with the exception of part-time workers, provided only that the employees retained shall have the skill and ability to do work to the satisfaction of the Company.

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                  (c) No new employees shall be hired for any job until a
laid-off person having the ability to perform the work has been offered the opportunity.

                  (d) No new employees shall be hired in any department unless all employees entitled to seniority hereunder are working a full forty (40) hour week.

         Section 3. Seniority rights shall be broken when an employee.

                  (a) Quits voluntarily,

                  (b) is discharged,

                  (c) after a lay-off, fails to report to work within three (3) days after the mailing of the notice to return to work to last address furnished by the employee,

                  (d) fails to return to work after a leave of absence is up,

                  (e) is laid off for a period of nine (9) months or more.

         Section 4. (a) The number of Union representatives, in addition to the Union Chairperson, shall not exceed 3% of the Union employees on the payroll.

                  (b) The Shop Chairperson shall have top seniority in the plant.

                  (c) The Union Steward shall have top seniority in the section in which the steward is employed.

                  (d) There shall be at least one Union Steward in the plant at all times when eight (8) or more Union workers are working excluding the Maintenance Department.

                                  ARTICLE VIII

                                    LAY-OFFS


         Section 1. The Employer agrees to notify the Shop Chairperson twenty-four (24) hours in advance when a lay-off for a period of more than one
(1) week is contemplated by the Employer; failing which the employee concerned shall be given one (1) day's pay at his straight time hourly rate.

         Section 2. It is expressly understood and agreed that the Employer has the right in its discretion to lay off any employee or number of employees when business conditions make such layoff necessary, subject to provisions in this agreement. In the operation of seniority, it is agreed that the Employer will apply seniority rights with respect to layoffs, and rehiring within the plant, as provided in the immediately preceding article. The Employer shall have no obligation to permit

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an employee to bump into a job where the employee does not have the qualifications to perform said job, subject to an employee' s right to grieve on the issue of his qualifications.

         Section 3. Seniority as to recall will operate in the same manner as lay-off.

         Section 4. The Shop Chairperson shall be notified on all recalls.

         Section 5. An employee who is recalled after a lay-off and accepts a job in a lower classification will automatically be transferred back with the same rate of pay in his own classification whenever his job becomes available.

                                   ARTICLE IX

                                    TRANSFERS

         Section 1. The Employer shall at all times have the right to transfer any employee from one department to another department and an employee so transferred shall carry his accumulated seniority with them into the department to which they have been transferred and no employee's seniority rights shall be reduced because of any such transfer and no discharge shall result solely because of such transfer.

         Section 2. The moving of employees within a classification in a department shall not be considered a transfer and will be made whenever necessary for the efficient operation of the department. Any employee who refuses to accept an assignment to another job in the same classification in a department offered to them shall be deemed to have quit.

         Section 3. It is agreed that due to special conditions prevailing in the shop in the closing down of/or disbanding of any department, the Employer may transfer an employee from a higher skilled department to a lower skilled one at the rate prevailing in the department to which they are transferred. Such transfer, however, shall take place by agreement with the Union Representative, and also by agreement with the employee or employees in question.


         Section 4. It is agreed that such employee whose wages have been reduced because of a transfer shall have first preference to return to his original department from which they were transferred when there is sufficient work in such department.

         Section 5. Union job openings will be posted on the bulletin board. Union employees who have the necessary qualifications will be interviewed and if found acceptable, will be given the job on a 30 day trial basis.

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                                    ARTICLE X

                                LEAVE OF ABSENCE

         Section 1. There shall be no loss of seniority as a result of an approved leave of absence. The following will govern the granting of leaves of absence.

                  (a) Leave of absence will be granted without pay.

                  (b) Maximum leave of absence will be six weeks.

                  (c) In order to qualify for a leave of absence, an employee must have had one year of service with the company.

                  (d) At least one year must elapse between successive leaves of absence, except if the leave is due to medical reasons.

                  (e) An employee who fails to return to work after the stipulated time of his leave of absence shall be subject to discharge.

                  (f) An employee who is ill or injured and presents satisfactory proof of such illness or injury to the Employer will be granted a leave of absence as provided in the terms set forth in the preceding paragraphs for a period not to exceed sixty (60) days. Such leave of absence may be extended by the Employer for additional periods of time not to exceed sixty (60) days in any instance, if at the expiration of such leave or extension thereof, the employee continues to be unable to return to work but under normal circumstances should be able to do so within a reasonable period, and provided further that he notifies the Employer in writing by registered mail to that effect at least five (5) calendar days prior to expiration of such leave of absence.

                  (g) An employee who sustains a compensable injury or who acquired an occupational disease which originates in the Employer's plant will be granted a leave of absence automatically for the full period of legal temporary disability.

                  (h) An employee who engages in gainful employment during a leave of absence, except when such leave is expressly granted for such purpose, shall be deemed to have quit.


                  (i) An employee shall be subject to immediate dismissal for falsifying any reason given to the Company for leave of absence.

                  (j) Anything herein to the contrary notwithstanding, employees will be entitled to the Benefits of the State of New Jersey Family Leave Act or the Federal Family and Medical Leave Act, whichever Act provides the greater Benefit.

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         Section 2. The Employer agrees that in the event an employee is elected to full time office in the Union, such employee shall be granted a leave of absence for the duration of their term of office and shall be reinstated without loss of seniority upon the expiration of their term of office.

         Section 3. In the event that any regular employee shall enter into or be drafted into the armed forces of the United States, it is agreed that they shall be granted a leave of absence for the duration of their service, and it is further agreed that such employee shall, at the conclusion of the period of service, provided they are physically equipped to perform their duties, and provided that they apply within sixty (60) days after their discharge, be re-employed without loss of seniority or other rights and be reinstated to their former position or one equivalent to it as a regular employee at the then prevailing rate of wages for such position. It is further understood and agreed that any new employee who is engaged to take the place of an employee who entered the armed forces of the United States may be discharged upon the rehiring of the former employee.

         Section 4. (a) In the event of the death of an employee's husband, wife, parent, brother, sister, or child, they will be granted a maximum of a three (3) day leave of a absence starting from time of death, with pay at their normal straight time earnings, for any regularly scheduled work days lost, to take care of the funeral arrangements and attend the funeral of the deceased, upon delivery of proof satisfactory to the Company of such death, provided they shall have had at least one (1) year's service with t he Company.

                  (b) In the event of the death of an employee's grandparent, mother-in-law, father-in-law, brother-in-law, sister-in-law, step-mother, step-father, step-child, step-brother, step-sister, they will be granted a one
(1) day leave of absence with pay at their normal straight time earnings for actual time lost for a scheduled work day, to attend the funeral upon delivery of proof satisfactory to the Company of such death, provided they shall have had at least one (1) year's service with the Company.

                  (c) Employees on vacation, leave of absence, or on lay-off, will not be paid for the above sections 4(a) or 4(b).

         Section 5. (a) In the event an employee is summoned for jury duty, they will be granted a two (2) week leave of absence and will be paid, up to a maximum of two (2) weeks, the difference between jury pay and their regular straight time pay for their normal work week, provided they have had at least one (1) year's service with the Company.


                  (b) Employees on vacation, leave of absence, or on lay-off , will not be paid or the above section 5 (a).

                                   ARTICLE XI

                                    DISCHARGE

         Section 1. Any employee absent from work for five (5) consecutive working days without notification of such absence to the Personnel Department will automatically be removed from the

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payroll of the Employer and lose all seniority rights. An employee must have a satisfactory reason for any day of absence.

         Section 2. Any employee requesting relief from a work assignment, due to physical conditions, must upon the Employer's request, submit to a physical examination by a physician. If, on the basis of the doctor's report, the Company determines that the employee is physically able to perform the work assignment, the employee will be so informed. Refusal to perform the work assigned will result in the automatic termination of the employee.

         Section 3. Excessive absenteeism or lateness will result in dismissal, after at least one warning slip has been issued to the employee, and notice been given to the Union Chairperson.

         Section 4. The Employer reserves the right to discharge an employee for any just cause or reason. Included in the right to discharge, but not limited to the foregoing authority, the parties agree that inefficiency, loitering after warning, drinking, gambling or bookmaking on the company premises, or crimes committed off the company premises shall be cause for discharge under this provision. It is understood that in the event a person is accused of a crime committed off company premises, the party will be suspended without pay or benefits until the disposition of the criminal proceedings when the final disciplinary action will be determined, provided, however, that if the Union claims that the discharge was unjust or not for reasonable cause, the matter shall be submitted for arbitration in the manner provided for in this agreement.

                                   ARTICLE XII

                            DEPARTMENTAL SUPERVISORS

         Section 1. The Employer reserves the right to have assistant foreman perform whatever type work it deems necessary for the efficient operation of the department.

         Section 2. An employee upgraded to a position, Assistant Foreman or Foreman, outside the bargaining unit, and for any reason returned to a position within the bargaining unit within a period of one (1) year from the date they were upgraded, shall be reinstated in the union with full seniority rights from their original date of hire.

                                  ARTICLE XIII

                          HOSPITALIZATION AND INSURANCE

         Section 1. (a) The Employer agrees to provide, at its expense, (as specified in Section 1(b)), a benefit plan (Local 377 Group Health Plan) for each employee, provided said employee meets the eligibility requirements as specified in the subject plan.

                  (b) The Employer agrees to pay $250.00 per month beginning 1 November 1994, $260.00 per month beginning 1 October 1995 and $270.00 per month beginning 1 October

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1996 for each employee. In addition, any increased employer contribution negotiated in the successor agreement to this Agreement will also be paid for the months of October 1997 and November 1997.

         Section 2. The Employer agrees to provide, at its expense, a group life insurance plan providing a $3,000 (Three Thousand Dollars) coverage for each employee, provided said employee shall have six (6) months service with the Company.

                                   ARTICLE XIV

                               GRIEVANCE PROCEDURE

         Any dispute, difference, or grievance which may arise concerning any of the provisions, terms, interpretations of this agreement shall be submitted within two (2) working days of its occurrence by the Union or employee affected to the Company for settlement between the Union Steward and the Foreman, or be forever barred. If no agreement is reached within two (2) additional working days, it shall be referred to the Shop Chairperson and the Supervisor. If no agreement is reached within two (2) additional working days, it shall be referred to the Union Representatives and the representative of Management. If the Union is not satisfied with the answer given by the Company, it must serve written notice to appeal within ten (10) working days. If timely notice of appeal to arbitration is not given, the matter is closed and the company's answer is final. If timely notice of appeal to arbitration is served, the parties shall endeavor to select an arbitrator mutually satisfactory to them. In the event the parties cannot agree on a mutually satisfactory arbitrator within five (5) working days, either party may request the New Jersey State Board of Mediation to submit a panel of arbitrators in accordance with its rules and practices. The arbitrator shall then be selected in accordance with the rules and regulations of the New Jersey State Mediation Board and the issue in dispute shall be submitted to him for final determination.

         The arbitrator may provide for reinstatement of any discharged employee, either with or without pay as the arbitrator may determine, or may sustain a discharge, or may otherwise determine any other question referred to him. In the event of any back pay award, there shall be deducted from the same, any employee earnings elsewhere, as determined in accordance with National Labor Relations Board standards.

         The arbitrator shall not have the authority to alter, modify, add to or subtract from any of the terms or provisions of the Agreement.

         The fee of the arbitrator shall be shared equally by the Company and the Union. All other expenses of the arbitration shall be paid by the party incurring the same.

         No individual employee or employees shall have the right to request arbitration under this agreement.

                                   ARTICLE XV

                     INTERFERENCE, DISCRIMINATION, COERCION

         This contract is the full agreement and the Employer shall not enter into any private agreement with any of its employees, whereby any of the provisions of this agreement may or shall be violated, waived or modified. Any and all such agreements shall be null and void and of no effect.

                                   ARTICLE XVI

                              NO STRIKES, LOCKOUTS

         During the term of this agreement, the Employer shall not lockout and the Union agrees that neither it nor any of its representatives, stewards, covered employees or members will sanction, authorize or engage in any strike, slowdown, stoppage or interference with work; but should such unauthorized suspension or stoppage or interference with work take place, the Union and its agents shall make every effort to restore and resume normal operations forthwith. The Employer agrees that it will not sue or claim money damages from the Union by reason of any unsanctioned or unauthorized strike or suspension of work, provided the Union has reasonably endeavored to have work resumed.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         Section 1. Any provisions of this agreement which are in conflict with any law, executive or governmental, city or state regulations, order or directive, now or hereafter in existence, shall be suspended as long as such conflict exists.

         Section 2. No payroll deduction shall be made for any purpose whatsoever except as specifically required by Federal, State and/or Municipal Law, or as herein above specified, or unless authorized in writing by the employee in question and agreed to by the Employer. Nothing herein contained, however, shall be construed to prevent reasonable regulations for deductions in case an employee is late in reporting for work.

         Section 3. Unless an employee is hospitalized, employees absent from work must call in by 8:30 AM on a daily basis or they will be subject to the progressive discipline set forth in Article XI, Section 3.

                                  ARTICLE XVIII

                                    SECURITY

         Section 1. In the event that a Government agency, concerned with security regulations applicable to the Employer, advises the Employer to restrict any member of the Union from work on or access to classified information or material, the Union will not hold the Employer responsible for such action as the Employer may reasonably take to comply with its contractual obligations to the customer working on contracts for the government.

         Section 2. The Union recognizes that the Employer has certain obligations under the law pertaining to security and in its contracts with vendors doing government work as required by the security regulations of the armed forces and agree that nothing contained in this agreement is intended to place the Employer in violation of such law pertaining to security or its security agreements with the government.

                                   ARTICLE XIX

                                TERM OF AGREEMENT

         This agreement shall remain in full force and effect and shall be binding upon the parties and successors until midnight, 4 December 1997, and shall be considered automatically renewed from year to year thereafter unless at least sixty (60) days prior to the end of any effective period either party shall serve written notice upon the other by registered mail that it desires to modify or terminate this agreement.

         IN WITNESS WHEREOF, the parties hereto set,,their hands and seals the day and year first above written.

KREISLER INDUSTRIAL CORPORATION             LOCAL 377, RWDSU AFL-CIO

------------------------------------        ------------------------------------
                                            President

                                            ------------------------------------
                                            Recording Secretary

                                            COMMITTEE

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                            EFFECTIVE 5 DECEMBER 1994

                                   SCHEDULE I

                                 LABOR GRADE "B"

         Minimum $5.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $10.95 per hour.

         The following jobs are in "B" Classification:

         General Machine Operator - (including chamfering, swedging, drill press, tube cutter).
         Solder Remover
         Pressure & Flow Tester
         Induction Brazer
         Identification Moveman
         Shipping/Receiving Clerk
         Porter
         Furnace Assembler
         Cap and Wrap

                                 LABOR GRADE "C"

         Minimum $5.20 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.l0 per hour every four months until reaching maximum rate $11.05 per hour.

         The following jobs are in "C" Classification:

         Chemical Cleaner
         DeBurrer
         Tube Bender
         Final Assembly Inspector

                                 LABOR GRADE "D"

         Minimum $5.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.20 per hour.

         The following jobs are in "D" Classification:

         Adjustor
         Torch Brazer
         Fluorescent Penetrant Operate & Set-Up.
         Plater

                                 LABOR GRADE "E"

         Minimum $5.60 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.45 per hour.

         The following jobs are in "E" Classification:

         Machinist - 2nd Class
         Vendor's Inspector
         Leadman
         Truck Driver
         X-Ray  Technician
         Process Inspector
         Ultra-Sonic Technician

                                 LABOR GRADE "F"

         Minimum $5.85 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.95 per hour.

         The following jobs are in "F" Classification:

         Furnace  Operator
         General Maintenance Man
         X-Ray Reader
         Set-Up Man

                                 LABOR GRADE "G"

         Minimum $6.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.20 per hour.

         The following jobs are in "G" Classification:

         CNC Machine Set-Up
         Machinist lst Class
         Experimental Machinist
         Turret Lathe Set-Up and Operator

                                 LABOR GRADE "H"

         Minimum $6.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.l0 per hour every four months until reaching maximum rate of $12.70 per hour.

         The following jobs are in "H" Classification:

                  Tool and Die Maker
                  Toolmaker
                  Layout Inspector
                  Welder

         LEADMAN: In the event the Company establishes a leadman in any classification in any labor grade, it is agreed the rate of the leadman should be 10% above their then current hourly rate, said payment to commence upon the completion of a 30-day trial period in the leadman classification.

                            EFFECTIVE 5 DECEMBER 1995

                                   SCHEDULE I

                                 LABOR GRADE "B"

         Minimum $5.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.20 per hour.

         The following jobs are in "B" Classification:

         General Machine Operator - (including chamfering, swedging, drill press, tube cutter).
         Solder Remover
         Pressure & Flow Tester
         Induction Brazer
         Identification Moveman
         Shipping/Receiving Clerk
         Porter
         Furnace Assembler
         Cap and Wrap

                                 LABOR GRADE "C"

         Minimum $5.20 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate $11.30 per hour.

         The following jobs are in "C" Classification:

         Chemical Cleaner
         DeBurrer
         Tube Bender
         Final Assembly Inspector

                                 LABOR GRADE "D"


         Minimum $5.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.45 per hour.

         The following jobs are in "D" Classification:

         Adjustor
         Torch Brazer
         Fluorescent Penetrant Operate & Set-Up.
         Plater

                                 LABOR GRADE "E"

         Minimum $5.60 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.70 per hour.

         The following jobs are in "E" Classification:

         Machinist - 2nd Class
         Vendor's Inspector
         Leadman
         Truck Driver
         X-Ray  Technician
         Process Inspector
         Ultra-Sonic Technician

                                 LABOR GRADE "F"

         Minimum $5.85 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.20 per hour.

         The following jobs are in "F" Classification:

         Furnace  Operator
         General Maintenance Man
         X-Ray Reader
         Set-Up Man

                                 LABOR GRADE "G"

         Minimum $6.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.45 per hour.

         The following jobs are in "G" Classification:

         CNC Machine Set-Up
         Machinist lst Class

         Experimental Machinist
         Turret Lathe Set-Up and Operator

                                 LABOR GRADE "H"

         Minimum $6.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.95 per hour.

         The following jobs are in "H" Classification:

                  Tool and Die Maker
                  Toolmaker
                  Layout Inspector
                  Welder

         LEADMAN: In the event the Company establishes a leadman in any classification in any labor grade, it is agreed the rate of the leadman should be 10% above their then current hourly rate, said payment to commence upon the completion of a 30-day trial period in the leadman classification.

                            EFFECTIVE 5 DECEMBER 1996

                                   SCHEDULE I

                                 LABOR GRADE "B"

         Minimum $5.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.45 per hour.

         The following jobs are in "B" Classification:

         General Machine Operator - (including chamfering, swedging, drill press, tube cutter).
         Solder Remover
         Pressure & Flow Tester
         Induction Brazer
         Identification Moveman
         Shipping/Receiving Clerk
         Porter
         Furnace Assembler
         Cap and Wrap

                                 LABOR GRADE "C"


         Minimum $5.20 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate $11.95 per hour.

         The following jobs are in "C" Classification:

         Chemical Cleaner
         DeBurrer
         Tube Bender
         Final Assembly Inspector

                                 LABOR GRADE "D"

         Minimum $5.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.70 per hour.

         The following jobs are in "D" Classification:

         Adjustor
         Torch Brazer
         Fluorescent Penetrant Operate & Set-Up.
         Plater

                                 LABOR GRADE "E"

         Minimum $5.60 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $11.95 per hour.

         The following jobs are in "E" Classification:

         Machinist - 2nd Class
         Vendor's Inspector
         Leadman
         Truck Driver
         X-Ray  Technician
         Process Inspector
         Ultra-Sonic Technician

                                 LABOR GRADE "F"

         Minimum $5.85 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.45 per hour.

         The following jobs are in "F" Classification:

         Furnace  Operator
         General Maintenance Man

         X-Ray Reader
         Set-Up Man

                                 LABOR GRADE "G"

         Minimum $6.10 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $12.70 per hour.

         The following jobs are in "G" Classification:

         CNC Machine Set-Up
         Machinist lst Class
         Experimental Machinist
         Turret Lathe Set-Up and Operator

                                 LABOR GRADE "H"

         Minimum $6.35 per hour with an increase of $.05 per hour after thirty days and automatic increases of $.10 per hour every four months until reaching maximum rate of $13.20 per hour.

         The following jobs are in "H" Classification:

                  Tool and Die Maker
                  Toolmaker
                  Layout Inspector
                  Welder

         LEADMAN: In the event the Company establishes a leadman in any classification in any labor grade, it is agreed the rate of the leadman should be 10% above their then current hourly rate, said payment to commence upon the completion of a 30-day trial period in the leadman classification.